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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     August 14, 2002


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-59424                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
-----------------------------------------------------------------------------
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 25, 2002, MBNA America Bank, National Association (the
"Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 35 of Receivables in Additional Accounts dated as of July
25, 2002, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on July 25, 2002, was $3,746,142,579.90. The
Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement.




ITEM 5.  OTHER EVENTS

On August 15, 2002 the MBNA Master Credit Card Trust II Series 1999-I (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1999-I Supplement dated as of September 8, 1999, to the Pooling and Servicing Agreement dated as of August 4, 1994 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final Payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of The Bank of New York, as the Trustee.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS

The following are filed as Exhibits to this Report under Exhibit 20:

20.1. Series 1995-A Certificateholders' Statement for the month ended July 31, 2002.

20.2. Series 1995-C Certificateholders' Statement for the month ended July 31, 2002.

20.3. Series 1995-E Certificateholders' Statement for the month ended July 31, 2002.

20.4. Series 1995-J Certificateholders' Statement for the month ended July 31, 2002.

20.5. Series 1996-A Certificateholders' Statement for the month ended July 31, 2002.

20.6. Series 1996-B Certificateholders' Statement for the month ended July 31, 2002.

20.7. Series 1996-E Certificateholders' Statement for the month ended July 31, 2002.

20.8. Series 1996-G Certificateholders' Statement for the month ended July 31, 2002.

20.9. Series 1996-J Certificateholders' Statement for the month ended July 31, 2002.

20.10. Series 1996-K Certificateholders' Statement for the month ended July 31, 2002.

20.11. Series 1996-M Certificateholders' Statement for the month ended July 31, 2002.

20.12. Series 1997-B Certificateholders' Statement for the month ended July 31, 2002.

20.13. Series 1997-C Certificateholders' Statement for the month ended July 31, 2002.

20.14. Series 1997-I Certificateholders' Statement for the month ended July 31, 2002.

20.15. Series 1997-J Certificateholders' Statement for the month ended July 31, 2002.

20.16. Series 1997-K Certificateholders' Statement for the month ended July 31, 2002.

20.17. Series 1997-M Certificateholders' Statement for the month ended July 31, 2002.

20.18. Series 1998-A Certificateholders' Statement for the month ended July 31, 2002.

20.19. Series 1998-C Certificateholders' Statement for the month ended July 31, 2002.

20.20. Series 1998-D Certificateholders' Statement for the month ended July 31, 2002.

20.21. Series 1998-E Certificateholders' Statement for the month ended July 31, 2002.

20.22. Series 1998-F Certificateholders' Statement for the month ended July 31, 2002.

20.23. Series 1998-G Certificateholders' Statement for the month ended July 31, 2002.

20.24. Series 1998-J Certificateholders' Statement for the month ended July 31, 2002.

20.25. Series 1999-A Certificateholders' Statement for the month ended July 31, 2002.

20.26. Series 1999-B Certificateholders' Statement for the month ended July 31, 2002.

20.27. Series 1999-D Certificateholders' Statement for the month ended July 31, 2002.

20.28. Series 1999-G Certificateholders' Statement for the month ended July 31, 2002.

20.29. Series 1999-H Certificateholders' Statement for the month ended July 31, 2002.

20.30. Series 1999-I Certificateholders' Statement for the month ended July 31, 2002.

20.31. Series 1999-J Certificateholders' Statement for the month ended July 31, 2002.

20.32. Series 1999-L Certificateholders' Statement for the month ended July 31, 2002.

20.33. Series 1999-M Certificateholders' Statement for the month ended July 31, 2002.

20.34. Series 2000-A Certificateholders' Statement for the month ended July 31, 2002.

20.35. Series 2000-B Certificateholders' Statement for the month ended July 31, 2002.

20.36. Series 2000-C Certificateholders' Statement for the month ended July 31, 2002.

20.37. Series 2000-D Certificateholders' Statement for the month ended July 31, 2002.

20.38. Series 2000-E Certificateholders' Statement for the month ended July 31, 2002.

20.39. Series 2000-F Certificateholders' Statement for the month ended July 31, 2002.

20.40. Series 2000-G Certificateholders' Statement for the month ended July 31, 2002.

20.41. Series 2000-H Certificateholders' Statement for the month ended July 31, 2002.

20.42. Series 2000-I Certificateholders' Statement for the month ended July 31, 2002.

20.43. Series 2000-K Certificateholders' Statement for the month ended July 31, 2002.

20.44. Series 2000-L Certificateholders' Statement for the month ended July 31, 2002.

20.45. Series 2001-A Certificateholders' Statement for the month ended July 31, 2002.

20.46. Series 2001-B Certificateholders' Statement for the month ended July 31, 2002.








                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     August 14, 2002


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:  /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President